DELAWARE
INVESTMENTS
------------
Philadelphia o London


Social Awareness Fund

Class A o Class B o Class C

Prospectus January 29, 1999

[Photo of illustration from
 Growth of Capital Brochure]

Growth of Capital Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

--------------------------------------------------------------------------------
Fund profile                                              page  1
Social Awareness Fund                                           2
--------------------------------------------------------------------------------
How we manage the Fund                                    page  4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              6
--------------------------------------------------------------------------------
Who manages the Fund                                      page  7

Investment manager and sub-adviser                              7

Portfolio managers                                              7
Fund administration (Who's who)                                 8
--------------------------------------------------------------------------------

Certain management considerations                         page  9

--------------------------------------------------------------------------------
About your account                                        page 10
Investing in the Fund                                          10
Choosing a share class                                         10
How to reduce your sales charge                                13
How to buy shares                                              14
Retirement plans                                               15
How to redeem shares                                           16
Account minimum                                                17
Special services                                               18
Dividends, distributions and taxes                             19
--------------------------------------------------------------------------------


Financial information                                     page 20


How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
------

Take a look at the fund profile for an overview of the Fund.


Step 2
------
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.


Step 3
------
Determine which fund features and services you would like to take advantage of.


Step 4
------
Use the glossary that begins on page 4 to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profiles:
An investment overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about Social Awareness Fund, a mutual fund from the Delaware Investments Family of Funds.

Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.

Investing for growth of capital with Social Awareness Fund

Social Awareness Fund is a growth of capital fund. Investors with long-term goals often choose mutual funds designed to provide growth of capital. Growth of capital funds have the potential to increase the value of your investment through increases in stock prices. These funds may experience a relatively high level of volatility, but generally offer greater return opportunities than total return equity funds or bond funds. Like all mutual funds, funds seeking growth of capital allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.

Building Blocks of Asset Allocation
-----------------------------------
                                     International                 Asset
Aggressive Growth Equity Funds     and Global Funds           Allocation Funds
------------------------------     ----------------           ----------------

Growth Equity Funds...

Growth of Capital
These stock funds provide long-term growth potential with relatively high volatility.

Total Return              Taxable Bond Funds             Tax-Exempt Bond Funds
------------              ------------------             ---------------------

Money Market Funds (Taxable and Tax-Exempt)
-------------------------------------------

Profile: Social Awareness Fund

What is the Fund's goal?

   Social Awareness Fund seeks long-term capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:
[] engage in activities likely to result in damage to the natural environment
[] produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power
[] manufacture or contract for military weapons w are in the liquor, tobacco or gambling industries
[] conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Fund avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund

[]  Investors with long-term financial goals.

[]  Investors looking for capital growth potential.

[] Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Fund

[] Investors with short-term financial goals.
[] Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over theshort term.
[] Investors whose primary goal is to receive current income.

How has Social Awareness Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show returns for the Fund's Class A shares for the past calendar year, as well as the average annual returns of all shares for the past year and since inception -- all compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Fund's past performance does not necessarily indicate h ow it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[]   Social Awareness Fund
[]   S&P 500


Total return (Class A)

--------------------------------------------------------------------------------
40%
                                  S&P 500
30                                28.74%

20               Social Awareness Fund
                         15.75%
10

0

-10
--------------------------------------------------------------------------------
                              1998


As of December 31, 1998, the Fund's Class A shares had a year-to-date return of 15.75%. During the period illustrated in this bar chart, Class A's highest return was 19.10% for the quarter ended December 31, 1998 and its lowest return was -15.61% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page 3 do include the sales charge.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/98

CLASS                           A                B                  C    S&P 500
                                    (if redeemed)*     (if redeemed)*
1 year                       9.12%           9.90%             13.90%     28.74%
Since inception (2/24/97)   17.96%          19.03%             20.88%     29.29%

* If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be 14.90% and 20.88%, respectively, for the one-year and lifetime periods. Returns for Class C would be 14.90% and 20.88%, respectively, for the one-year and lifetime periods.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges; please see the Statement of Additional Information for details.

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
CLASS                                           A           B            C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed
 on purchases as a percentage of
 offering price                             5.75%        none         none

Maximum contingent deferred sales
 charge (load) as a percentage of
 original purchase price or redemption
 price, whichever is lower                 none(1)          5%(2)       1%(3)

Maximum sales charge (load) imposed on
 reinvested dividends                      none          none         none

Redemption fees                            none          none         none

Management fees                            0.75%         0.75%        0.75%

Distribution and service (12b-1) fees      0.25%(4)      1.00%        1.00%

Other expenses                             0.51%         0.51%        0.51%

Total operating expenses(5)                1.51%         2.26%        2.26%

--------------------------------------------------------------------------------
CLASS(7)               A           B             B           C              C
-----------------------------------------------------------------------------
                                      (if redeemed)             (if redeemed)
1 year              $720        $229          $729        $229           $329
3 years           $1,025        $706        $1,006        $706           $706
5 years           $1,351      $1,210        $1,410      $1,210         $1,210
10 years          $2,273      $2,407        $2,407      $2,595         $2,595

(1) A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The distributor has agreed to waive a portion of 12b-1 fees through July 31, 1999 in order to prevent these fees from exceeding 0.25% of average daily net assets.

(5) From February 1, 1999 through July 31, 1999, the investment manager has agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.25% of average daily net assets. From the Fund's inception through January 31, 1999, the investment manager had agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.20% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods in this example. In addition, this example does not reflect the voluntary expense cap described in footnote 5.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies
We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

Social Awareness Fund is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.



We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

                       Securities                                                    How we use them

                                                                                  Social Awareness Fund


Common stocks: Securities that represent shares of               Generally, we invest 90% to 100% of net assets in common
ownership in a corporation. Stockholders participate in          stock of medium- to large-size companies.
the corporation's profits and losses, proportionate to
the number of shares they own.

Repurchase agreements: An agreement between a buyer and          Typically, we use repurchase agreements as a short-term
seller of securities in which the seller agrees to buy           investment for the Fund's cash position. In order to
the securities back within a specified time at the same          enter into these repurchase agreements, the Fund must
price the buyer paid for them, plus an amount equal to           have collateral of at least 102% of the repurchase
an agreed upon interest rate. Repurchase agreements are         price. The Fund may have no more than 10% of its total
often viewed as equivalent to cash.                              assets in repurchase agreements with maturities of over
                                                                 seven days.

Restricted securities: Privately placed securities whose         We may invest without limitation in privately placed
resale is restricted under securities law.                       securities that are eligible for resale among certain
                                                                 institutional buyers. These are commonly known as "Rule
                                                                 144A Securities."

Illiquid Securities: Securities that do not have a ready         We may invest up to 15% of the Fund's net assets in
market, and cannot be easily sold, if at all, at                 illiquid securities.
approximately the price that the Fund has valued them.

Social Awareness Fund is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Fund may also invest in foreign securities directly (although we have no present intention to do so) or through depositary receipts. It may hold cash; short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes. Please see the Statement of Additional Information for additional descriptions about these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities Social Awareness Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Portfolio turnover We anticipate that Social Awareness
Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.



Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

The risks of investing in the Fund


Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Social Awareness Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

                         Risks                                                 How we strive to manage them

                                                                                  Social Awareness Fund

Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond         stocks we believe can appreciate over an extended time
market -- will decline in value because of factors such          frame regardless of interim market fluctuations. We do
as economic conditions, future expectations or investor          not try to predict overall stock market movements and do
confidence.                                                      not trade for short-term purposes.

                                                                 We may hold a substantial part of the Fund's assets in
                                                                 cash or cash equivalents as a temporary, defensive
                                                                 strategy.

Industry and security risk is the risk that the value of         We limit the amount of Social Awareness Fund's assets
securities in a particular industry or the value of an           invested in any one industry and in any individual
individual stock or bond will decline because of                 security.
changing expectations for the performance of that
industry or for the individual company issuing the stock         Because Social Awareness Fund avoids investing in
or bond.                                                         companies that don't meet socially responsible criteria,
                                                                 its exposure to certain industry sectors may be greater
                                                                 or less than similar funds or market indexes. This could
                                                                 affect its performance positive ly or negatively,
                                                                 depending on the performance of those sectors.

Liquidity risk is the possibility that securities cannot         We limit exposure to illiquid securities.
be readily sold, if at all, at approximately the price
that the Fund has valued them.

C-C

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Who manages the Fund

Investment manager and sub-adviser


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Vantage Investment Advisors is the Fund's sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                                                      Investment Management Fees

                                                        Social Awareness Fund

  As a percentage of average daily net assets                   0.68%

Portfolio managers
T. Scott Wittman, Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

T. Scott Wittman, President of Vantage Investment Advisors, has had primary responsibility for making day-to-day investment decisions for the Fund since its inception. His responsibilities with Vantage Investment Advisors include both business administration and equity portfolio management. Mr. Wittman is a Certified Financial Analyst (CFA). He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Who's who?

This diagram shows the various organizations involved with managing, administering,and servicing the Delaware Investments funds.

                               Board of Directors

Investment manager                                               Custodian
Delaware Management Company             The Fund                 The Chase Manhattan Bank
One Commerce Square                                              4 Chase Metrotech Center
Philadelphia, PA 19103                                           Brooklyn, NY 11245

Sub-adviser                        Distributor                   Service agent
Vantage Investment Advisors        Delaware Distributors, L.P.   Delaware Service Company, Inc.
630 Fifth Avenue                   1818 Market Street            1818 Market Street
New York, NY 10111                 Philadelphia, PA 19103        Philadelphia, PA 19103

Portfolio managers                 Financial advisers
(see page 7 for details)
                                   Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

C-F
Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.


Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

About your account

Investing in
the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class
A

[] Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

[]  If you invest $50,000 or more, your front-end sales charge will be reduced.

[] You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

[] Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

[] Class A shares generally are not subject to a contingent deferred sales charge.


Class A Sales Charges

                                       Sales charge as %      Sales charge as % of     Dealer's commission as %
Amount of purchase                     of offering price         amount invested          of offering price
------------------                     -----------------      --------------------     ------------------------
Less than $50,000                           5.75%                    6.13%                     5.00%
$50,000 but under $100,000                  4.75%                    4.97%                     4.00%
$100,000 but under $250,000                 3.75%                    3.91%                     3.00%
$250,000 but under $500,000                 2.50%                    2.58%                     2.00%
$500,000 but under $1 million               2.00%                    2.04%                     1.60%

--------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.

                                       Sales charge as %      Sales charge as % of     Dealer's commission as %
Amount of purchase                     of offering price         amount invested          of offering price
------------------                     -----------------      --------------------     ------------------------
$1 million up to $5 million                 none                     none                      1.00%
Next $20 million
up to $25 million                           none                     none                      0.50%
Amount over $25 million                     none                     none                      0.25%

--------------------------------------------------------------------------------

F-N

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).


Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.


Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily netassets.

Class
B

[] Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

[] If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

[] Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

[] For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

[] Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

[] Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

[] You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.



Market capitalization
---------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.


Maturity
--------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


National Association of Securities Dealers (NASD)
-------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Class
C

[] Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

[] Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

[] Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

[] Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

[] Unlike Class B shares, Class C shares do not automatically convert into another class.

[] You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation onmaximum purchases varies for retirement plans.


Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


N-P

Nationally recognized statistical rating organization
(NRSRO)
-----------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of thedebt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).


Net asset value (NAV)
---------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

                                                                          Share class
Program                       How it works                       A             B       C
-------                       ------------                      ---           ----------------
Letter of Intent         Through a Letter of Intent you          X        Although the Letter of Intent
                         agree to invest a certain                        and Rights of Accumulation do
                         amount in Delaware Investment                    not apply to the purchase of
                         Funds (except money market                       Class B and C shares, you can
                         funds with no sales charge)                      combine your purchase of Class
                         over a 13-month period to                        A shares with your purchase of
                         qualify for reduced front-end                    B and C shares to fulfill your
                         sales charges.                                   Letter of Intent or qualify
                                                                          for Rights of Accumulation.

Rights of Accumulation   You can combine your holdings           X
                         or purchases of all funds in
                         the Delaware Investments
                         family (except money market
                         funds with no sales charge) as
                         well as the holdings and
                         purchases of your spouse and
                         children under 21 to qualify
                         for reduced front-end sales
                         charges.

Reinvestment of          Up to 12 months after you               X        Not available.
Redeemed Shares          redeem shares, you can
                         reinvest the proceeds without
                         paying a front-end sales
                         charge.

SIMPLE IRA, SEP IRA,     These investment plans may              X        Not available.
SARSEP, Prototype        qualify for reduced sales
Profit Sharing,          charges by combining the
Pension, 401(k),         purchases of all members of
SIMPLE 401(k),           the group. Members of these
403(b)(7), and 457       groups may also qualify to
Retirement Plans         purchase shares without a
                         front-end sales charge and a
                         waiver of any contingent
                         deferred sales charges.

--------------------------------------------------------------------------------

Preferred stock
---------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price to earnings ratio
-----------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
---------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
----------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

How to buy shares

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like cl asses of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


R-S

Redeem
------
To cash in your shares by selling them back to the mutual fund.


Risk
----
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


S&P 500 Index
-------------
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.


Sales charge
------------
Charge on the purchase or redemption of fund shares soldthrough financial advisers. Mayvary with the amount invested. Typically used to compensate advisers for advice and service provided.

Once you have completed an application, you can open an account with an initial investment of $1,000--and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market valu e. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.


Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a partici pant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.



SEC (Securities and Exchange Commission)
----------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.


Share classes
-------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.


Signature guarantee
-------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.


Standard deviation
------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

S-V
Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.



Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."



Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.



Total return equity funds
These stock funds provide moderate growth potential as well as some current income, generally with less risk than aggressive stock funds but more risk than bond funds.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.


Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.


Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)




MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service i s not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $7 5 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


Dividends, distributions and taxes


Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial information


The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


Financial highlights                                                      Class A                  Class B                  Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                Period 2/24/97(1)       Period 2/24/97(1)         Period 2/24/97(1)
                                                            Year Ended    through    Year Ended   through    Year Ended    through
Social Awareness Fund                                        11/30/98    11/30/97     11/30/98    11/30/97     11/30/98    11/30/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.330      $8.500      $10.280      $8.500      $10.280     $8.500
Income from investment operations
Net investment income (loss)(2)                                 0.015       0.007       (0.066)     (0.044)      (0.068)    (0.044)
Net realized and unrealized gain on investments                 0.955       1.823        0.946       1.824        0.948      1.824
                                                              -------      ------      -------      ------      -------     ------
Total from investment operations                                0.970       1.830        0.880       1.780        0.880      1.780
                                                              -------      ------      -------      ------      -------     ------
Less distributions
Distributions from realized gain on investments                (0.040)       none       (0.040)       none       (0.040)      none
                                                              -------      ------      -------      ------      -------     ------
Total distributions                                            (0.040)       none       (0.040)       none       (0.040)      none
                                                              -------      ------      -------      ------      -------     ------
Net asset value, end of period                                $11.260     $10.330      $11.120     $10.280      $11.120    $10.280
                                                              =======      ======      =======      ======      =======     ======
Total return(3)                                                  9.52%      21.53%        8.60%      20.94%        8.60%     20.94%
Ratios and supplemental data
Net assets, end of period (000 omitted)                       $38,858      $9,115      $30,172      $6,919       $8,683     $1,290
Ratio of expenses to average net assets                          1.45%       1.50%        2.20%       2.20%        2.20%      2.20%
Ratio of expenses to average net assets prior to
 expense limitation                                              1.56%       1.96%        2.26%       2.66%        2.26%      2.66%
Ratio of net investment income (loss) to average
 net assets                                                      0.14%       0.38%       (0.61%)     (0.32%)      (0.61%)    (0.32%)
Ratio of net investment income (loss) to average net
 assets prior to expense limitation                              0.03%      (0.08%)      (0.67%)     (0.78%)      (0.67%)    (0.78%)
Portfolio turnover                                                 22%         29%          22%         29%          22%        29%

Volatility
--------------------------------------------------------------------------------
                                                               Period 2/24/97(7)
                                             Year Ended                  through
                                               11/30/98                 11/30/97
--------------------------------------------------------------------------------

                                                                     21.53%

                                                 9.52%
--------------------------------------------------------------------------------


Volatility, as indicated by year-by-year total return(3)

Volatility chart is not part ofthe Financial highlights and has not been audited by Ernst & Young LLP.

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for net investment income per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects the expense limitations and waiver of a portion of Class A 12b-1 expenses referenced in the Fund's profile on page 3.

How to read the Financia highlights



Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less distributions-Distributions from realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Social Awareness Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site
www.delawarefunds.com

E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this -Tone (R)service.

Registrant's Investment Company Act file number: 811-750

DELAWARE(SM)
INVESTMENTS
------------
Philadelphia [] London

P-147 [--] PP 1/99

DELAWARE
INVESTMENTS
===========
Philadelphia o London



Social Awareness Fund



Institutional Class

Prospectus January 29, 1999


Growth of Capital Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 1
Social Awareness Fund                                           2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              6
 .................................................................
Who manages the Fund                                       page 7

Investment manager and sub-adviser                              7

Portfolio managers                                              7
Fund administration (Who's who)                                 8
 .................................................................

Certain management considerations                          page 9

 .................................................................
About your account                                        page 10
Investing in the Fund                                          10
How to buy shares                                              11
How to redeem shares                                           12
Account minimum                                                13
Exchanges                                                      13
Dividends, distributions and taxes                             13
 .................................................................


Financial information                                     page 14


How to use
this prospectus


Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
--------------------------------------------------------------------------------

Take a look at the fund profile for an overview of the Fund.

Step 2
--------------------------------------------------------------------------------
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
--------------------------------------------------------------------------------
Determine which fund features and services you would like to take advantage of.

Step 4
--------------------------------------------------------------------------------
Use the glossary that begins on page 4 to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:

An investment overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about Social Awareness Fund, a mutual fund from the Delaware Investments Family of Funds.

Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.

Investing for growth of capital with Social Awareness Fund

Social Awareness Fund is a growth of capital fund. Investors with long-term goals often choose mutual funds designed to provide growth of capital. Growth of capital funds have the potential to increase the value of your investment through increases in stock prices. These funds may experience a relatively high level of volatility, but generally offer greater return opportunities than total return equity funds or bond funds. Like all mutual funds, funds seeking growth of capital allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.

Building Blocks of Asset Allocation

Aggressive Growth Equity Funds

International
and Global
Funds

Asset
Allocation
Funds

Growth Equity Funds...

Growth of Capital

These stock funds provide long-term growth potential with relatively high volatility.

Total Return

Taxable Bond
Funds

Tax-Exempt
Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: Social Awareness Fund

What is the Fund's goal?

Social Awareness Fund seeks long-term capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:

/ / engage in activities likely to result in damage to the natural environment / / produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power
/ / manufacture or contract for military weapons
/ / are in the liquor, tobacco or gambling industries
/ / conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Fund avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund

/ / Investors with long-term financial goals.
/ / Investors looking for capital growth potential.
/ / Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Fund

/ / Investors with short-term financial goals.
/ / Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
/ / Investors whose primary goal is to receive current income.

How has Social Awareness Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of these shares for the past year and since inception -- all compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

                                              Total return (Institutional Class)

                                                                             40%

                                     S&P 500                                 30
                                     28.74%
                       Social Awareness Fund                                 20
                              16.00%
                                                                             10

--------------------------------------------------------------------------    0

                                                                            -10
                                  1998


 Social Awareness Fund
 S&P 500

As of December 31, 1998, the Institutional Class had a year-to-date return of 16.00%. During the period illustrated in this bar chart, the Institutional Class' highest return was 19.12% for the quarter ended December 31, 1998 and its lowest return was -15.55% for the quarter ended September 30, 1998.

                                           Average annual returns as of 12/31/98

                                   Institutional Class                  S&P 500
 1 year                                         16.00%                   28.74%
 Since inception (2/24/97)                      22.07%                   29.29%

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price                             none

Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
   redemption price, whichever is lower                                    none

Maximum sales charge (load) imposed on
   reinvested dividends                                                    none

Redemption fees                                                            none

Exchange Fees(1)                                                           none

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

Management fees                                                           0.75%
Distribution and service (12b-1) fees                                      none
Other expenses                                                            0.51%
Total operating expenses(2)                                               1.26%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                     $128
3 years                                                                    $400
5 years                                                                    $692
10 years                                                                 $1,523

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) From February 1, 1999 through July 31, 1999, the investment manager has agreed to waive fees and pay expenses, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.25% of average daily net assets. From the Fund's inception through January 31, 1999, the investment manager had agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense caps described in footnote 2.

How we manage the Fund

Our investment strategies

We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

Social Awareness Fund is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

How to use
this glossary
Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.


Glossary A-C

Amortized cost
--------------------------------------------------------------------------------
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
               Securities                                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Social Awareness Fund
                                                                     ---------------------------------------------------------------
Common stocks: Securities that represent shares of                   Generally, we invest 90% to 100% of net assets in
ownership in a corporation. Stockholders                             common stock of medium- to large-size companies.
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.

Repurchase agreements: An agreement between a                        Typically, we use repurchase agreements as a
buyer and seller of securities in which the seller                   short-term investment for the Fund's cash
agrees to buy the securities back within a                           position. In order to enter into these repurchase
specified time at the same price the buyer paid                      agreements, the Fund must have collateral of at
for them, plus an amount equal to an agreed upon                     least 102% of the repurchase price. The Fund may
interest rate. Repurchase agreements are often                       have no more than 10% of its total assets in
viewed as equivalent to cash.                                        repurchase agreements with maturities of over
                                                                     seven days.

Restricted securities: Privately placed securities                   We may invest without limitation in privately
whose resale is restricted under securities law.                     placed securities that are eligible for resale
                                                                     among certain institutional buyers. These are
                                                                     commonly known as "Rule 144A Securities."

Illiquid Securities: Securities that do not have a                   We may invest up to 15% of the Fund's net assets
ready market, and cannot be easily sold, if at                       in illiquid securities.
all, at approximately the price that the Fund has
valued them.

Social Awareness Fund is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Fund may also invest in foreign securities directly (although we have no present intention to do so) or through depositary receipts. It may hold cash; short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes. Please see the Statement of Additional Information for additional descriptions about these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities Social Awareness Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Portfolio turnover We anticipate that Social Awareness Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

Bond
--------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Capital
--------------------------------------------------------------------------------
The amount of money you invest.

Capital appreciation
--------------------------------------------------------------------------------
An increase in the value of an investment.

Capital gains distributions
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Social Awareness Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
               Risks                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Social Awareness Fund
                                                                     ---------------------------------------------------------------

Market risk is the risk that all or a majority of                    We maintain a long-term investment approach and
the securities in a certain market -- like the                       focus on stocks we believe can appreciate over an
stock or bond market -- will decline in value                        extended time frame regardless of interim market
because of factors such as economic conditions,                      fluctuations. We do not try to predict overall
future expectations or investor confidence.                          stock market movements and do not trade for
                                                                     short-term purposes.

                                                                     We may hold a substantial part of the Fund's
                                                                     assets in cash or cash equivalents as a temporary,
                                                                     defensive strategy.

Industry and security risk is the risk that the                      We limit the amount of Social Awareness Fund's
value of securities in a particular industry or                      assets invested in any one industry and in any
the value of an individual stock or bond will                        individual security.
decline because of changing expectations for the
performance of that industry or for the individual                   Because Social Awareness Fund avoids investing in
company issuing the stock or bond.                                   companies that don't meet socially responsible
                                                                     criteria, its exposure to certain industry sectors
                                                                     may be greater or less than similar funds or
                                                                     market indexes. This could affect its performance
                                                                     positively or negatively, depending on the
                                                                     performance of those sectors.

Liquidity risk is the possibility that securities                    We limit exposure to illiquid securities.
cannot be readily sold, or can only be sold at
approximately the price that the Fund has valued
them.

C-E

Compounding
--------------------------------------------------------------------------------
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
--------------------------------------------------------------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
--------------------------------------------------------------------------------
A debt security issued by a corporation. See Bond.

Cost basis
--------------------------------------------------------------------------------
The original purchase price of an investment, used in determining capital gains and losses.

Who manages the Fund

Investment manager and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Vantage Investment Advisors is the Fund's sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                                                     Investment Management Fees
                                                       Social Awareness Fund
  As a percentage of average daily net assets                   0.68%

Portfolio managers

T. Scott Wittman, Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

T. Scott Wittman, President of Vantage Investment Advisors, has had primary responsibility for making day-to-day investment decisions for the Fund since its inception. His responsibilities with Vantage Investment Advisors include both business administration and equity portfolio management. Mr. Wittman is a Certified Financial Analyst (CFA). He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Depreciation
--------------------------------------------------------------------------------
A decline in an investment's value.

Diversification
--------------------------------------------------------------------------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
--------------------------------------------------------------------------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                               Board of Directors


     Investment manager                                                  Custodian
Delaware Management Company              The Fund                 The Chase Manhattan Bank
    One Commerce Square                                           4 Chase Metrotech Center
   Philadelphia, PA 19103                                           Brooklyn, NY 11245

        Sub-Adviser                     Distributor                     Service agent
Vantage Investment Advisors     Delaware Distributors, L.P.    Delaware Service Company, Inc.
      630 Fifth Avenue               1818 Market Street             1818 Market Street
     New York, NY 10111            Philadelphia, PA 19103         Philadelphia, PA 19103

                                                      Shareholders

    Portfolio managers
(see page 7 for details)

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

F-N

Financial adviser
--------------------------------------------------------------------------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
--------------------------------------------------------------------------------
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
--------------------------------------------------------------------------------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investment goal
--------------------------------------------------------------------------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
--------------------------------------------------------------------------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
--------------------------------------------------------------------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

National Association of Securities Dealers (NASD)
--------------------------------------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

/ / retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

/ / tax-exempt employee benefit plans of the man or its affiliates and securities dealer firms with a selling agreement with the distributor

/ / institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

/ / a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

/ / registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

N-S

Net asset value (NAV)
--------------------------------------------------------------------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
--------------------------------------------------------------------------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price to earnings ratio
--------------------------------------------------------------------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
--------------------------------------------------------------------------------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

How to buy shares

[ENVELOPE LOGO]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[WIRE LOGO]
By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[EXCHANGE LOGO]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[FINANCIAL ADVISER LOGO]
Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently, the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

Prospectus
--------------------------------------------------------------------------------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
--------------------------------------------------------------------------------
To cash in your shares by selling them back to the mutual fund.

Risk
--------------------------------------------------------------------------------
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
--------------------------------------------------------------------------------
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
--------------------------------------------------------------------------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

How to redeem shares

[ENVELOPE LOGO]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[TELEPHONE LOGO]
By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[WIRE LOGO]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[FINANCIAL ADVISER LOGO]
Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

S-V

SEC (Securities and Exchange Commission)
--------------------------------------------------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
--------------------------------------------------------------------------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
--------------------------------------------------------------------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard Deviation
--------------------------------------------------------------------------------
A measure of an investment's volatility; for mutual fund's, measures how much a fund's total return has typically varied from its historical average.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applic-able sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Statement of Additional Information (SAI)
--------------------------------------------------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
--------------------------------------------------------------------------------
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
--------------------------------------------------------------------------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Total return equity funds
--------------------------------------------------------------------------------
These stock funds provide moderate growth potential as well as some current income, generally with less risk than aggressive stock funds but more risk than bond funds.

Volatility
--------------------------------------------------------------------------------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Financial information

Financial highlights
--------------------------------------------------------------------------------
The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

Social Awareness Fund

                                                             Institutional Class
                                                                             Period 2/24/97(1)
                                                            Year Ended                 through
                                                              11/30/98                11/30/97
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.350                 $ 8.500

Income from investment operations
Net investment income(2)                                         0.043                   0.029

Net realized and unrealized gain on investments                  0.957                   1.821
                                                               -------                 -------
Total from investment operations                                 1.000                   1.850
                                                               -------                 -------
Less distributions
Distributions from net realized gain on investments             (0.040)                   None
                                                               -------                 -------
Total distributions                                             (0.040)                   None
                                                               -------                 -------
Net asset value, end of period                                 $11.310                 $10.350
                                                               =======                 =======
Total return(3)                                                  9.70%                  21.77%

Ratios and supplemental data
Net assets, end of period (000 omitted)                           $379                    $107

Ratio of expenses to average net assets                          1.20%                   1.20%

Ratio of expenses to average net assets prior to expense
  limitation                                                     1.26%                   1.66%

Ratio of expenses to average net assets                          0.39%                   0.68%
Ratio of expenses to average net assets prior to expense
  limitation                                                     0.33%                   0.22%

Portfolio turnover                                                 22%                     29%

Volatility
----------------------------------------------------------------------------------------------
Volatility, as indicated                                                     Period 2/24/97(1)
by year-by-year                                             Year Ended                 through
total return(3)                                               11/30/98                11/30/97
                                      --------------------------------------------------------

Volatility chart is not part of the                              9.70%                21.77%
Financial highlights and has
not been audited
by Ernst & Young LLP.

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for net investment income per share information.
(3) Total return reflects the expense limitations referenced in Social Awareness Fund's Profile on page 3.

How to read the
Financial highlights
--------------------------------------------------------------------------------

Net investment income

Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets.

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

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


Social Awareness Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


DELAWARE(SM)
INVESTMENTS
===========
Philadelphia o London


Registrant's Investment Company Act file number: 811-750


P-150 [--] PP 1/99